UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2007

APPLE INC.

(Exact Name of Registrant as Specified in its Charter)

California	000-10030	94-2404110
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or Organization)

1 Infinite Loop
Cupertino, California		95014
(Address of Principal Executive Offices)		(Zip Code)

(408) 996-1010

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensatory Arrangements of Certain Officers.

2003 Employee Stock Plan Amendments

The Board of Directors (the “Board”) of Apple Inc. (the “Company”) previously approved, subject to shareholder approval, amendments to the Company’s 2003 Employee Stock Plan (the “2003 Plan”) that would (i) increase the number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the 2003 Plan by an additional 28,000,000 shares, (ii) extend the term of the 2003 Plan to May 10, 2017, and (iii) give the Company the flexibility to grant certain performance-based awards that would be payable in cash and would be designed to satisfy the requirements for deductibility of compensation under Section 162(m) of the U.S. Internal Revenue Code.  According to the preliminary results from the Company’s annual shareholders meeting held on May 10, 2007, the Company’s shareholders approved those amendments to the 2003 Plan.  The foregoing description of the amendments is qualified in its entirety by reference to the text of the amended version of the 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Employee Stock Purchase Plan Amendment

The Board previously approved an amendment, subject to shareholder approval, to the Company’s Employee Stock Purchase Plan (the “ESPP”) that would increase the number of shares of the Company’s common stock that may be delivered pursuant to awards granted under the ESPP Plan by an additional 6,000,000 shares. According to the preliminary results from the Company’s annual shareholders meeting held on May 10, 2007, the Company’s shareholders approved that amendment to the ESPP.  The foregoing description of the amendment is qualified in its entirety by the text of the amended version of the ESPP, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

1997 Director Stock Plan Amendments

The Board previously approved amendments, subject to shareholder approval, to the Company’s 1997 Director Stock Option Plan (the “Director Plan”) that would extend the term of the Director Plan to May 10, 2012 and make certain other technical changes. According to the preliminary results from the Company’s annual shareholders meeting held on May 10, 2007, the Company’s shareholders approved those amendments to the Director Plan.  The foregoing description of the amendments is qualified in its entirety by the text of the amended version of the Director Plan, which is filed as Exhibit 10.3 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits.

10.1	Apple Inc. 2003 Employee Stock Plan, as amended.

10.2	Apple Inc. Employee Stock Purchase Plan, as amended.

10.3	Apple Inc. 1997 Director Stock Option Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Apple Inc.
(Registrant)

		By:	/s/ Peter Oppenheimer
Date:	May 16, 2007		Peter Oppenheimer
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit
Number	Description

10.1	Apple Inc. 2003 Employee Stock Plan, as amended.

10.2	Apple Inc. Employee Stock Purchase Plan, as amended.

10.3	Apple Inc. 1997 Director Stock Option Plan, as amended.